Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated July 16, 2026
to the currently effective Guggenheim Funds Trust Summary Prospectus, Statutory Prospectus and
Statement of Additional Information dated January 31, 2026, as supplemented thereafter, for
Guggenheim Active INvestment Series (GAINS) – Core Plus Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.
Effective on or about September 14, 2026, the name of the Fund will be changed to: “Guggenheim Active INvestment Series (GAINS) – Core-Core Plus Fund”. All references to the Fund’s name are updated accordingly. This name change will not result in changes to the Fund’s investment objective, principal investment strategies, or principal risks.
Please Retain This Supplement for Future Reference
SUPP- GUCPX-0726x0127